UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019.

Diego Pellicer Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55815	33-1223037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6160 Plumas Street, Suite 100, Reno, NV 89519

Registrant’s telephone number, including area code: (516) 900-3799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                  Compensatory Arrangements of Certain Officers.

Item 701 Regulation FD

Items 1.01, 1.02 and 5.02 This is an Amendment to that Form 8-K filed with the Commission by Diego Pellicer Worldwide, Inc. (the “Registrant”) on November 1, 2019.

On December 6, 2019, the Board of Directors (the “Board”) of Registrant held a Special Meeting during which the Board adopted resolutions approving restated employment agreements for Nello Gonfiantini III, Registrant’s Chief Executive Officer, and Christopher D. Strachan, Registrant’s Chief Financial Officer. On October 29, 2019, Mr. Gonfiantini who was serving as Senior VP-Real Estate, was appointed Registrant’s Chief Financial Officer and Mr. Strachan, Registrant’s Chief Financial Officer, was appointed to the Board.

The restated employment agreements provide for five-year terms and increases in compensation for each, based upon their assumption of and commitment to their new and additional roles and responsibilities. In addition, each received an evergreen award providing each with an anti-dilutive stock ownership position, based upon stock options and grants. In Mr. Gonfiantini’s case, an ownership position of 10% and a 2% ownership position for Mr. Strachan. The restated employment agreements also the customary provisions included in senior executive employment agreements, covering duties, expenses, termination, severance and indemnification. Readers are cautioned not to rely upon the foregoing summaries alone and are instructed to review the restated employment agreements in their entirety, copies of which are attached as exhibits and incorporated herein by reference.

Item 701. On November 1, 2019, Registrant issued a press release concerning Items 1.01 and 5.02, previously filed.

(d) Exhibits.

Exhibit No.	Description

10.1	Copy of Restated Employment Agreement for Nello Gonfiantini III, dated as of November 1, 2019.

10.2	Copy of Restated Employment Agreement for Christopher D. Strachan, dated as of November 1, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATION:
DIEGO PELICER WORLDWIDE, INC.

December 9, 2019	By:	/s/ Christopher D. Strachan
	Name:	Christopher D. Strachan
	Title:	Chief Financial Officer

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